Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 13, 2012 (this “Amendment”), modifies that certain Credit Agreement, dated as of January 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among RADIOSHACK CORPORATION, a Delaware corporation (the “Borrower”), the guarantors from time to time party thereto (the “Facility Guarantors”), the financial institutions from time to time party thereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for itself and the other Lenders.  Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the Administrative Agent and each of the undersigned Lenders are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1.        Amendments to Credit Agreement.

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by restating the following definition in its entirety as follows:

“Consolidated Fixed Charge Coverage Ratio” means, with respect to the Borrower and its Subsidiaries for any period, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) the sum of (A) Capital Expenditures paid in cash during such period (other than any Capital Expenditures financed with the proceeds of Indebtedness) plus (B) the aggregate amount of Federal, state, local and foreign income taxes paid in cash during such period to (b) the sum of (i) Debt Service Charges paid in cash during such period plus (ii) Restricted Payments constituting dividends paid in cash during such period pursuant to SECTIONS 6.06(f) and (g) (but excluding, in any event, the Restricted Payment constituting a cash dividend paid on December 15, 2011 in the amount of  $49,621,741.00).

(b) Paragraph (d) of Section 5.01 (Financial Statements) of the Credit Agreement is hereby amended by restating such paragraph (d) in its entirety as follows:

(d)           as soon as available, and in any event no later than sixty (60) days after the end of each Fiscal Year of the Borrower, (i) a detailed consolidated budget by quarter for the following Fiscal Year (including a projected Consolidated balance sheet of the Borrower and its Subsidiaries, the related Consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto), (ii) the projected Borrowing Base and (iii) Availability forecasts, in each case, as of the end of each quarter of the following Fiscal Year, and, as soon as available, significant revisions, if any, of such budget and projections with respect to such Fiscal Year (collectively, the “Projections”) (provided, however, that if at any time during the previous Fiscal Year Borrower was required to deliver a monthly Borrowing Base Certificate pursuant to SECTION 5.01(e), the Projections shall be provided on a monthly basis).  The Projections shall in each case be in form and substance satisfactory to the Administrative Agent and accompanied by a certificate of a Responsible Officer stating that such Projections are based on estimates, information and assumptions believed to be reasonable and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect, it being understood that no assurance is given that such Projections will be realized and that such Projections may vary from actual results and such variances may be substantial;

Section 2.        Conditions Precedent.  This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)           Documentation.  The Administrative Agent shall have received a fully-executed and effective Amendment, executed by the Borrower, the Facility Guarantors, the Administrative Agent and the Required Lenders.

(b)           No Default.  On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Section 3.        Representations and Warranties; Reaffirmation of Grant.  The Borrower hereby represents and warrants to Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, provided that any representation and warranty which is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms and (d) each of the Security Documents to which such Loan Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Security Documents.

Section 4.        Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 5.        Amendment as Loan Document.  This Amendment constitutes a “Loan Document” under the Credit Agreement.

Section 6.        Costs and Expenses.  The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 7.        Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 8.        Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.        Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Loan Document (except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 10.        Ratification by Facility Guarantors.  Each of the Facility Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Facility Guarantors agrees and acknowledges that such Guarantor’s obligations under the Loan Documents shall remain in full force and effect and nothing herein shall in any way limit such obligations, all of which are hereby ratified, confirmed and affirmed in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

RADIOSHACK CORPORATION,
as Borrower

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

RADIOSHACK CUSTOMER SERVICE
LLC, as a Facility Guarantor

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING
CORPORATION, as a Facility Guarantor

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING
LIMITED PARTNERSHIP, as a Facility
Guarantor

By:	RadioShack Corporation, its general
partner

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING,
INC., as a Facility Guarantor

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

Signature Page to Second Amendment to RSH Credit Agreement

SCK, INC., as a Facility Guarantor

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

TANDY FINANCE CORPORATION, as
a Facility Guarantor

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

TE ELECTRONICS LP, as a Facility
Guarantor

By:	RadioShack Corporation, its general
partner

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

TRS QUALITY, INC., as a Facility
Guarantor

By:	/s/ Joel H. Tiede
Name:	Joel H. Tiede
Title:	President

IGNITION L.P., as a Facility Guarantor

By:	RadioShack Corporation, its general
partner

By:	/s/ Mark Barfield
Name:	Mark Barfield
Title:	Vice President and Treasurer

Signature Page to Second Amendment to RSH Credit Agreement

BANK OF AMERICA, as Administrative
Agent, Swingline Lender, a Lender and an
Issuing Bank

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender and as an Issuing
Bank

By:	/s/ Connie Liu
Name:	Connie Liu
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Attorney in Fact

JPMORGAN CHASE BANK, N.A., as a
Lender

By:	/s/ Kevin D. Padgett
Name:	Kevin D. Padgett
Title:	Authorized Officer

Signature Page to Second Amendment to RSH Credit Agreement

HSBC BANK USA N.A., as a Lender

By:	/s/ Brian Gingue
Name:	Brian Gingue
Title:	Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Cameron D. Gateman
Name:	Cameron D. Gateman
Title:	SVP - Large Corporate Banking

FIFTH THIRD BANK, as a Lender

By:	/s/ Christopher Motley
Name:	Christopher Motley
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
Lender

By:	/s/ Jonathan Parker
Name:	Jonathan Parker
Title:	AVP

SUNTRUST BANK, as a Lender

By:	/s/ Virginia Sullivan
Name:	Virginia Sullivan
Title:	VP

Signature Page to Second Amendment to RSH Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Paul A. Taubeneck
Name:	Paul A. Taubeneck
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Ramon Garcia
Name:	Ramon Garcia
Title:	Vice President

Signature Page to Second Amendment to RSH Credit Agreement